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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2004

COPANO ENERGY, L.L.C.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-32329 (Commission File Number)	51-0411678 (I.R.S. Employer Identification No.)
2727 Allen Parkway Houston, Texas (Address of Principal Executive Offices)		77019 (Zip Code)
Registrant's Telephone Number, including Area Code: (713) 621-9547
Not Applicable. (Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

        Pursuant to the Copano Energy, L.L.C. Long-Term Incentive Plan, on December 13, 2004, Copano Energy, L.L.C. granted 3,000 restricted common units to each of the following independent members of its Board of Directors: James G. Crump, Ernie L. Danner, Scott A. Griffiths, Michael L. Johnson, T. William Porter, III and William L. Thacker. A Form of Restricted Unit Grant and the Restricted Unit Grants to each of these directors are attached as exhibits to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(c)   Exhibits

10.1	Form of Restricted Unit Grant*
10.2	Restricted Unit Grant to James G. Crump dated December 13, 2004*
10.3	Restricted Unit Grant to Ernie L. Danner dated December 13, 2004*
10.4	Restricted Unit Grant to Scott A. Griffiths dated December 13, 2004*
10.5	Restricted Unit Grant to Michael L. Johnson dated December 13, 2004*
10.6	Restricted Unit Grant to T. William Porter, III dated December 13, 2004*
10.7	Restricted Unit Grant to William L. Thacker dated December 13, 2004*

*
Filed herewith

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPANO ENERGY, L.L.C.
Date: December 15, 2004	By:	/s/ JOHN R. ECKEL, JR.
		Name:	John R. Eckel, Jr.
		Title:	Chairman of the Board and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Exhibit Title
10.1	Form of Restricted Unit Grant
10.2	Restricted Unit Grant to James G. Crump dated December 13, 2004
10.3	Restricted Unit Grant to Ernie L. Danner dated December 13, 2004
10.4	Restricted Unit Grant to Scott A. Griffiths dated December 13, 2004
10.5	Restricted Unit Grant to Michael L. Johnson dated December 13, 2004
10.6	Restricted Unit Grant to T. William Porter, III dated December 13, 2004
10.7	Restricted Unit Grant to William L. Thacker dated December 13, 2004

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  Item 1.01 Entry into a Material Definitive Agreement
  Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX